Exhibit 99.1

KNIGHT CAPITAL GROUP COMPLETES SALE OF U.S. INSTITUTIONAL FIXED INCOME SALES AND TRADING

JERSEY CITY, N.J. (June 28, 2013) – Knight Capital Group, Inc. (NYSE Euronext: KCG) today announced the completion of the sale of the U.S. institutional fixed income sales and trading team to Stifel Financial Corp. (NYSE: SF).

Additionally, as previously announced, Stifel hired Knight’s European institutional fixed income sales and trading team. The combined U.S. and European teams cover high-yield and investment-grade corporate bonds, asset-backed and mortgage-backed securities, and emerging markets as well as research in select sectors and names.

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About Knight

Knight Capital Group (NYSE Euronext: KCG) is a global financial services firm that provides access to the capital markets across multiple asset classes to a broad network of clients, including broker-dealers, institutions and corporations. Knight is headquartered in Jersey City, N.J. with a global presence across the Americas, Europe, and the Asia Pacific regions. For further information about Knight, please visit www.knight.com.

Certain statements contained herein may constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are typically identified by words such as “believe,” “expect,” “anticipate,” “intend,” “target,” “estimate,” “continue,” “positions,” “prospects” or “potential,” by future conditional verbs such as “will,” “would,” “should,” “could” or “may”, or by variations of such words or by similar expressions. These “forward-looking statements” are not historical facts and are based on current expectations, estimates and projections about the parties’ industry, management beliefs and certain assumptions made by management, many of which, by their nature, are inherently uncertain and beyond our control. Accordingly, readers are cautioned that any such forward-looking statements are not guarantees of future performance and are subject to certain risks, uncertainties and assumptions that are difficult to predict including, without limitation, risks associated with: (i) the pending strategic business combination of Knight and GETCO; (ii) the August 1, 2012 technology issue at Knight that resulted in Knight’s broker-dealer subsidiary sending numerous erroneous orders in NYSE-listed and NYSE Arca securities into the market and the impact to Knight’s capital structure and business as well as actions taken in response thereto and consequences thereof; (iii)  Knight’s sale of its institutional fixed income sales and trading business; (iv) Knight’s ability to recover all or a portion of the damages that are attributable to the manner in which NASDAQ OMX handled the Facebook IPO; (v) changes in market structure, legislative, regulatory or financial reporting rules; (vi) past or future changes to organizational structure and management; and (vii) the costs, integration, performance and operation of businesses previously acquired or developed organically, or that may be acquired or developed organically in the future. Readers should carefully review the risks and uncertainties disclosed in Knight’s reports with the SEC, including, without limitation, those detailed under “Certain Factors Affecting Results of Operations” and “Risk Factors” in Knight’s Annual Report on Form 10-K for the year-ended December 31, 2012 and in Knight’s Quarterly Report on Form 10-Q/A for the quarter ended March 31, 2013, and in other reports or documents Knight or KCG files with, or furnishes to, the SEC from time to time and those detailed in the Joint Proxy Statement / Prospectus under the heading “Cautionary Statement Regarding Forward Looking Information” and “Risk Factors”, among others.

In addition to factors previously disclosed in Knight’s reports filed with the SEC and those identified elsewhere in this filing, the following factors among others, could cause actual results to differ materially from forward-looking statements or historical performance: ability to obtain regulatory approvals and meet other closing conditions to the mergers, including approval by Knight and GETCO stockholders, on the expected terms and schedule; delay in closing the mergers; difficulties and delays in integrating the Knight and GETCO businesses or fully realizing cost savings and other benefits; business disruption following the mergers; the inability to sustain revenue and earnings growth; customer and client actions; and the inability to realize cost savings or revenues or to implement integration plans and other consequences associated with mergers, acquisitions and divestitures.

CONTACT

Jonathan Mairs

Managing Director,

Knight Capital Group, Inc.

201-356-1529

jmairs@knight.com